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                                                                  EXHIBIT 10.34

                                                                  EXECUTION COPY

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                     DELINQUENCY ADVANCE PURCHASE AGREEMENT

                                     BETWEEN

                            AAMES CAPITAL CORPORATION

                                   AS SELLER,

                                       AND

                             FAIRBANKS CAPITAL CORP.

                                    AS BUYER





                            DATED AS OF MAY 13, 1999



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                                TABLE OF CONTENTS

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ARTICLE I
DEFINITIONS................................................................................................1
         SECTION 1.1  Certain Defined Terms. ..............................................................1
         SECTION 1.2  Interpretation and Construction......................................................7

ARTICLE II
SALES AND TRANSFERS; SETTLEMENTS...........................................................................7
         SECTION 2.1  General Terms.  .....................................................................7
         SECTION 2.2  Purchase and Sale.  .................................................................8
         SECTION 2.3  Intended as Sale.....................................................................8
         SECTION 2.4  Protection of Ownership of the Buyer.................................................9
         SECTION 2.5  Mandatory Repurchase Under Certain Circumstances....................................10
         SECTION 2.6  Transfers by Buyer..................................................................11

ARTICLE III
REPRESENTATIONS AND WARRANTIES............................................................................11
         SECTION 3.1  Representations and Warranties of Seller............................................11
                 (a)  Organization and Qualification......................................................11
                 (b)  Authority...........................................................................12
                 (c)  Execution and Binding Effect. ......................................................12
                 (d)  Authorizations and Filings..........................................................12
                 (e)  Absence of Conflicts................................................................12
                 (f)  Location of Chief Executive Office, etc.............................................12
                 (g)  Accurate and Complete Disclosure....................................................13
                 (h)  No Proceedings......................................................................13
                 (i)  Litigation..........................................................................13
                 (j)  Margin Regulations..................................................................13
                 (k)  Taxes...............................................................................13
                 (l)  Books and Records...................................................................13
                 (m)  Creditor Approval...................................................................14
                 (n)  Investment Company..................................................................14
                 (o)  No Fraudulent Conveyance............................................................14
                 (p)  Solvency............................................................................14
         SECTION 3.2  Representations and Warranties of the Seller With Respect to the Sale of
         the Receivables..................................................................................14
                 (a)  Servicing Contracts.  ..............................................................14
                 (b)  Assignment..........................................................................14
                 (c)  No Liens............................................................................14
                 (d)  Filings.............................................................................15
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                 (e)  Collection Policy...................................................................15
                 (f)  Bona Fide Receivables...............................................................15
                 (g)  Accuracy of Schedule................................................................15
                 (h)  Servicer Advances Reimbursable......................................................15
                 (i)  Year 2000...........................................................................15

ARTICLE IV
CONDITIONS PRECEDENT......................................................................................15
         SECTION 4.1  Conditions to Closing...............................................................16

ARTICLE V
COVENANTS.................................................................................................17
         SECTION 5.1  Covenants of the Seller.............................................................17
                 (a)  Notice of Material Adverse Change...................................................17
                 (b)  Preservation of Corporate Existence.................................................17
                 (c)  Compliance with Laws................................................................18
                 (d)  Enforceability of Obligations; Reimbursements.......................................18
                 (e)  Books and Records...................................................................18
                 (f)  Fulfillment of Obligations..........................................................18
                 (g)  Notice of Relocation................................................................18
                 (h)  Further Information.................................................................18
                 (i)  Treatment of Purchase...............................................................18
                 (j)  Fees, Taxes and Expenses............................................................19
                 (k)  Compliance with Collection Policy...................................................19
                 (l)  Litigation..........................................................................19
                 (m)  Notification........................................................................19
         SECTION 5.2  Negative Covenants of the Seller....................................................19
                 (a)  No Rescissions or Modifications.....................................................19
                 (b)  No Liens............................................................................19
                 (c)  No Changes..........................................................................19
                 (d)  Modification, Termination or Resignation Under Servicing Contracts..................20
                 (e)  Consolidations Mergers and Sales of Assets..........................................20
                 (f)  Collection Policy...................................................................20

ARTICLE VI
TERMINATION...............................................................................................20
         SECTION 6.1  Term................................................................................20

ARTICLE VII
INDEMNIFICATION...........................................................................................20
         SECTION 7.1  Indemnity...........................................................................20
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ARTICLE VIII
MISCELLANEOUS.............................................................................................21
         SECTION 8.1  Survival............................................................................21
         SECTION 8.2  Amendments..........................................................................22
         SECTION 8.3  Notices.............................................................................22
         SECTION 8.4  Governing Law; Submission to Jurisdiction; Waiver of Jury Trial;
                      Process Agent.......................................................................23
         SECTION 8.5  Records.............................................................................24
         SECTION 8.6  No Implied Waiver; Cumulative Remedies. ............................................24
         SECTION 8.7  No Discharge........................................................................24
         SECTION 8.8  Prior Understandings................................................................24
         SECTION 8.9  Successors and Assigns..............................................................24
         SECTION 8.10 No Petition.........................................................................25
         SECTION 8.11 Severability; Counterparts..........................................................25
         SECTION 8.12 Expenses............................................................................25

EXHIBIT A................................................................................................A-1

EXHIBIT B................................................................................................B-1

EXHIBIT C................................................................................................C-1

EXHIBIT D................................................................................................D-1

EXHIBIT E................................................................................................E-1

Schedule 1...............................................................................................1-1

Schedule 2...............................................................................................2-1
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                     DELINQUENCY ADVANCE PURCHASE AGREEMENT

                This DELINQUENCY ADVANCE PURCHASE AGREEMENT, dated as of May 13, 1999 (as amended, supplemented or otherwise modified and in effect from time to time, this "AGREEMENT"), made by and between FAIRBANKS CAPITAL CORP., a Utah corporation, as buyer (the "BUYER"), and AAMES CAPITAL CORPORATION, a California corporation, as seller (the "SELLER").

                                R E C I T A L S:

                WHEREAS, in the ordinary course of the Seller's business, the Seller enters into servicing agreements, which include the Servicing Contracts (as defined below), pursuant to which the Seller acts as servicer of portfolios of mortgage loans;

                WHEREAS, pursuant to the Servicing Contracts, the Seller has made Delinquency Advances (as defined below) that have given rise to the Receivables (as defined below) which, subject to the terms and conditions of this Agreement, the Seller now wishes to sell to the Buyer, and the Buyer wishes to purchase from the Seller, on the Closing Date;

                WHEREAS, Buyer intends to sell the Receivables to its subsidiary, Fairbanks Funding Corp, a Delaware Corporation ("Fairbanks Funding"); and

                WHEREAS, Nomura Asset Capital Corporation, a Delaware corporation, (together with its successors and assigns, "Lender") will finance Fairbanks Funding's purchase of the Receivables and obtain a security interest in the Receivables to secure that financing;

                NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and for good and sufficient consideration, the parties hereto, intending to be legally bound, do hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                SECTION 1.1 Certain Defined Terms. As used in this Agreement, the following capitalized terms shall have the following meanings:

                "AFFILIATE" shall mean, with respect to a Person, any other Person which directly or indirectly controls, is controlled by or is under common control with, such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.



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                "BUSINESS DAY" shall mean any day other than (i) a Saturday or
Sunday or (ii) any other day on which banking institutions are authorized or required by law, executive order or governmental decree to be closed in the States of Delaware, New York, Utah or California.

                "BUYER" shall have the meaning set forth in the recitals hereto.

                "CHIEF EXECUTIVE OFFICE" shall mean, with respect to the Seller or the Buyer, the place where the Seller or the Buyer, as the case may be, is located, within the meaning of Section 9-103(3)(d), or any analogous provision, of the UCC, in effect in the jurisdiction whose Law governs the perfection of the Buyer's ownership of any of the Purchased Assets.

                "CLOSING DATE" shall mean May 13, 1999.

                "COLLECTION POLICY" shall mean the Seller's policies regarding the collection and remittance of the Receivables as promptly as is reasonably practical and in accordance with the provisions of the Servicing Contracts.

                "COLLECTIONS" shall mean: (a) with respect to any Receivable as of any date, (i) the sum of all amounts, whether in the form of wire transfer, cash, checks, drafts, or other instruments, received by the Seller in payment of, or applied to, any amount owed with respect to a Receivable on or before such date, including, without limitation, all amounts received on account of such Receivable, and (ii) cash Proceeds of a Related Security with respect to such Receivable; and (b) at any time during the term of this Agreement, all Termination Amounts paid to the Seller in an amount up to, but not exceeding, the aggregate Outstanding Balance of the Receivables at such time.

                "CUT-OFF DATE" shall mean April 30, 1999.

                "DELINQUENCY ADVANCES" shall mean, with respect to the Servicing Contracts, all Monthly Advances (as defined in Servicing Contracts) made by the Seller or a predecessor servicer, as the servicer or the subservicer under the Servicing Contracts.

                "DOLLAR" and "$" shall mean the lawful currency of the United States of America.

                "ELIGIBLE RECEIVABLE" shall mean, at the time, any Receivable:

                (a) which complies in all material respects with all applicable Laws and other legal requirements, whether federal, state or local;

                (b) which constitutes an "account" or a "general intangible" as defined in the UCC as in effect in the State of New York and in the jurisdiction whose Law governs the sale and the perfection of the Buyer's ownership interests therein, and is not evidenced by an "instrument," as defined in the UCC as so in effect;



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                (c)     which was originated in connection with making of a
Delinquency Advance by the Seller pursuant to a Servicing Contract that, on the Closing Date, is in full force and effect;

                (d) which, at the time of the Purchase, is genuine and constitutes a legal, valid, binding and irrevocable payment obligation under the Servicing Contract under which it has arisen, enforceable in accordance with the terms of such Servicing Contract, subject to no offsets, counterclaims or defenses;

                (e)     which provides for payment in Dollars;

                (f) which was not originated in or subject to the Laws of a jurisdiction whose Laws would make such Receivable, the related Servicing Contract or the sale of the Purchased Assets relating thereto to the Buyer hereunder unlawful, invalid or unenforceable and is not subject to any legal limitation on transfer;

                (g) which, immediately prior to the Purchase, was owned solely by the Seller free and clear of all Liens;

                (h) for which, at the time of the Purchase, there exists no dispute regarding the transaction that gave rise to such Receivable that results in making the Receivable invalid or otherwise not recoverable; and

                (i) which is not an obligation of the United States of America, any State, or any agency or instrumentality or political subdivision thereof.

                "EVENT OF BANKRUPTCY" shall mean for any Person:

                (a) that such Person shall fail generally to, or admit in writing its inability to, pay its debts as they become due; or

                (b) a proceeding shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of such Person in an involuntary case under any applicable bankruptcy, insolvency, liquidation, reorganization or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of such Person or for any substantial part of its property, or for the winding-up or liquidation of its affairs; or

                (c) the commencement by such Person of a voluntary case under any applicable bankruptcy, insolvency or other similar Law now or hereafter in effect, or such Person's consent to the entry of an order for relief in an involuntary case under any such Law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of such Person or for any substantial part of its property, or any general assignment for the benefit of creditors; or



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                (d)     if such Person is a corporation, such Person, or any
subsidiary of such Person, shall take any corporate action in furtherance of, or the actions of which would result in any of the actions set forth in the preceding clause (a), (b) or (c).

                "FAIRBANKS FUNDING" shall have the meaning set forth in the recitals hereto.

                "FISCAL YEAR" shall mean each year which is the fiscal year of the Seller for accounting purposes.

                "GAAP" shall mean generally accepted accounting principles in the United States of America, applied on a consistent basis and applied to both classification of items and amounts, and shall include, without limitation, the official interpretations thereof by the Financial Accounting Standards Board, its predecessors and successors.

                "INDEMNIFIED PARTIES" shall have the meaning specified in
Section 7.1 hereof.

                "INTERNAL REVENUE CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto, and the regulations promulgated and rulings issued thereunder.

                "LAW" shall mean any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any Official Body.

                "LIEN", in respect of the property of any Person, shall mean any ownership interest of any other Person, any mortgage, deed of trust, hypothecation, pledge, lien, security interest, financing statement, or charge or other encumbrance or security arrangement of any nature whatsoever, including, without limitation, any conditional sale or title retention arrangement, and any assignment, deposit arrangement, consignment or lease intended as, or having the effect of, security.

                "LENDER" shall have the meaning set forth in the recitals hereto.

                "LENDER LOAN AGREEMENT" shall mean the Loan Agreement dated as of the date hereof between Lender and Fairbanks Funding pursuant to which Lender has agreed to lend to Fairbanks Funding, pursuant to a revolving credit facility, a maximum principal amount of $20,000,000 as the same may be amended, supplemented, or otherwise modified from time to time.

                "LENDER LOAN AND SECURITY DOCUMENTS" shall mean, collectively, the Lender Loan Agreement, the "Note" and the "Security Agreement" (as such terms are defined in the Lender Loan Agreement) together with any and all other documents or agreements delivered by Buyer, Seller and Fairbanks Funding in connection with the transactions contemplated by this Agreement and the Lender Loan Agreement.



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

                "OFFICIAL BODY" shall mean any government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

                "OUTSTANDING BALANCE" of any Receivable shall mean, at any time, the then outstanding amount thereof.

                "PERSON" shall mean an individual, corporation, limited liability company, partnership (general or limited), trust, business trust, unincorporated association, joint venture, joint-stock company, Official Body or any other entity of whatever nature.

                "PROCEEDS" shall mean "proceeds" as defined in Section 9-306(l) of the UCC as in effect in the State of New York and the jurisdiction whose Law governs the perfection of the Buyer's interests therein.

                "PURCHASE" shall mean the purchase by the Buyer from the Seller of an undivided ownership interest in the Purchased Assets pursuant to Sections
2.1 and 2.2 hereof.

                "PURCHASE AND CONTRIBUTION AGREEMENT" shall mean the Purchase and Contribution Agreement dated as of the date hereof between the Buyer and Fairbanks Funding.

                "PURCHASE PRICE" shall have the meaning specified in Section 2.2(c) hereof.

                "PURCHASED ASSETS" shall mean, at any time, an undivided ownership interest in (i) all of the Receivables outstanding on the Cut-off Date, (ii) all Collections, (iii) all Related Security with respect to each such Receivable, and (iv) all cash and non-cash Proceeds of the foregoing.

                "RECEIVABLES" shall mean, collectively, each and every right of the Seller to be reimbursed for the Delinquency Advances (without giving effect to the Purchase hereunder) under a Servicing Contract as of the Cut-off Date, whether or not constituting an "account" or a "general intangible" under the UCC but not evidenced by "chattel paper" or an "instrument," as defined in the UCC. Each such right with respect to a single Mortgage Loan shall be treated as a single Receivable for purposes of this Agreement.

                "RECEIVABLES REIMBURSEMENT ACCOUNT" shall mean the demand deposit account identified on Exhibit D, which account has been established in the name of, and under the exclusive control and dominion of, the Lender or its designee and is maintained at Bankers Trust Company for the purpose of depositing all Collections made with respect to the Receivables pursuant to
Section 2.7 of the Purchase and Contribution Agreement.

                "RECEIVABLES SCHEDULE" shall mean the list of Receivables described in Section 4.1(k), which identifies each Receivable by the related Servicing Contract account number, account name, and Outstanding Balance.



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

                "RECORDS" shall mean correspondence, memoranda, computer programs, tapes, discs, papers, books or other documents or transcribed information of any type whether expressed in ordinary or machine readable language.

                "RELATED Security" shall mean with respect to any Receivable,
(a) all security interests or Liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Servicing Contract related to such Receivable or otherwise, together with all financing statements covering any collateral securing such Receivable; (b) all guarantees, indemnities, letters of credit, insurance or other agreements or arrangements of any kind from time to time supporting or securing payment of such Receivable whether pursuant to the Servicing Contract related to such Receivable or otherwise; and (c) any and all Proceeds of the foregoing.

                "RELEVANT UCC" shall mean the UCC as in effect in the State of New York and in the jurisdiction whose Law governs the perfection of the Buyer's ownership interests in the Purchased Assets.

                "REPURCHASE EVENT" shall mean, with respect to any Receivable sold by the Seller to the Buyer pursuant to this Agreement, any one of the following events or circumstances:

                (i) the failure of such Receivable, at the time of the Purchase, to be an Eligible Receivable;

                (ii)    any representation or warranty made by the Seller in
                        Section 3.2 of this Agreement with respect to such Receivable proves to have been false or misleading; or

                (iii) the failure of the Buyer or Fairbanks Funding to have a perfected ownership interest in such Receivable, free and clear of any Lien imposed by or in respect of Seller.

                "RESPONSIBLE OFFICER" shall mean, with respect to the Seller or the Buyer, the chief executive officer, chief financial officer, or treasurer of such Person and any other Person designated as a Responsible Officer by any such officers, identified on the List of Responsible Officers attached as Exhibit E hereto (as such list may be amended or supplemented from time to time) and agreed to by the Seller and Buyer.

                "SELLER" shall have the meaning set forth in the recitals hereto.

                "SERVICING CONTRACTS" shall mean, collectively, those servicing agreements described on Schedule 2 attached hereto to which the Seller is a party, pursuant to which the Seller acts as the servicer of portfolios of mortgage loans, or by which Seller's servicing obligations are governed. For all purposes of this Agreement, the term "Servicing Contracts" shall include any and all



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

instruments, agreements, invoices or other writings, which gives rise to or otherwise evidence any of the Receivables.

                "SUBSERVICING CONTRACTS" shall mean, collectively, each of the Sub-Servicing Agreements between the Seller and the Buyer with respect to each of the Servicing Contracts.

                "TERMINATION AMOUNTS" shall mean, with respect to any Servicing Contract, any termination fee or similar payment that is paid to the Seller, and any other amount that is paid or reimbursed to the Seller, in connection with the termination of the Seller's obligations as servicer or subservicer under such Servicing Contract.

                "UCC" shall mean, with respect to any jurisdiction, the Uniform Commercial Code, or any successor statute, or any comparable law, as the same may from time to time be amended, supplemented or otherwise modified and in effect in such jurisdiction.

                "WEEKLY REPORT DATE" shall mean each Monday; provided that, if a Monday is not a Business Day, the Weekly Report Date shall be the next succeeding Business Day.

                SECTION 1.2 Interpretation and Construction. Unless the context of this Agreement otherwise clearly requires, references to the plural include the singular, the singular the plural and the part the whole. References in this Agreement to "determination", "determine" and "determined" by the Buyer shall be conclusive absent manifest error and include good faith estimates by the Buyer (in the case of quantitative determinations), and the good faith belief of the Buyer (in the case of qualitative determinations). The words "hereof", "herein", "hereunder" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding." The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation hereof in any respect. Section, subsection and exhibit references are to this Agreement unless otherwise specified. As used in this Agreement, the masculine, feminine or neuter gender shall each be deemed to include the others whenever the context so indicates. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. Terms not otherwise defined herein which are defined in the UCC as in effect in the State of New York on the date hereof shall have the respective meanings ascribed to such terms therein unless the context otherwise clearly requires.



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                                   ARTICLE II

                        SALES AND TRANSFERS; SETTLEMENTS

                SECTION 2.1 General Terms. On the terms and conditions hereinafter set forth, on the Closing Date, the Seller shall sell to the Buyer, and the Buyer shall purchase from the Seller, without recourse, except as specifically set forth herein, all right, title and interest of the Seller in, to and under the Receivables, along with Related Security with respect to such Receivables and Collections with respect thereto, and the Buyer shall buy from the Seller such Receivables, Related Security and Collections.

                SECTION 2.2 Purchase and Sale. (a) The Seller hereby irrevocably sells, sets over, assigns, transfers and conveys to the Buyer and its successors and assigns, without recourse, except as specifically set forth herein, and the Buyer hereby accepts, purchases and receives from the Seller, all of the Seller's right, title, and interest in and to the Receivables, together with all monies due or to become due in respect thereof, including the Related Security, all Collections with respect to the Receivables, and all other Purchased Assets.

                (b) The Purchase shall be made on the Closing Date; provided that all conditions precedent to the Purchase specified in Section 4.1 shall have been satisfied.

                (c) The purchase price (the "PURCHASE PRICE") for the Receivables (together with the related Purchased Assets) payable on the Closing Date shall be $15,272,685.65. The Buyer shall pay to the Seller on the Closing Date the Purchase Price less the amount of $2,000,000 (the "ESCROW AMOUNT"), which Escrow Amount shall be deposited in a bank account (the "Escrow Account") established for the benefit of Buyer in the name of, and under the exclusive control and dominion of Lender. Prior to or on September 13, 1999, Buyer or its assignee of the Receivables shall conduct a due diligence review of the Receivables to determine whether such Receivables were, as of the Closing Date, fully recoverable. Buyer shall cause to be withdrawn from the Escrow Account an amount equal to the amount of Receivables which Buyer has determined in its reasonable discretion did not as of the Closing Date represent an amount fully recoverable in a liquidation of the related Mortgage Loan. Buyer shall cause such amount to be applied as a prepayment of principal pursuant to the Lender Loan Agreement, and shall remit the remaining balance, if any, of the Escrow Account to Seller, less any amount due Buyer under this Agreement. Any amount withdrawn from the Escrow Account because Buyer has determined that all or a portion of a Receivable is not recoverable and applied as a prepayment of principal pursuant to the Lender Loan Agreement shall be deemed a repurchase of such Receivable pursuant to Section 2.5(b) hereof and shall reduce the Outstanding Balance of such Receivable by the amount so withdrawn and applied and Buyer shall reconvey such Receivable pursuant to Section 2.5(d).

                SECTION 2.3 Intended as Sale. (a) It is the intention of the parties hereto that the Purchase shall constitute a sale and assignment, which sale and assignment shall be absolute, irrevocable and without recourse except as specifically provided herein and shall provide the Buyer



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

with the full benefits of ownership of the Receivables and the other related Purchased Assets. In the event that the Purchase is deemed by a court contrary to the express intent of the parties to constitute a pledge rather than a sale and assignment of the Purchased Assets, the Seller does hereby grant to the Buyer a first-priority, perfected security interest in and to, and lien on, the Receivables and the other related Purchased Assets, together with all monies from time to time on deposit in the Receivables Reimbursement Account relating to the Purchased Assets. The possession by the Buyer or its transferee or agent of notes and such other goods, money, documents, chattel paper or certificated securities related thereto shall be deemed to be "possession by the secured party" for purposes of perfecting such security interest pursuant to the Relevant UCC (including, without limitation, Section 9-305 thereof). Notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, bailees or agents (as applicable) of, the Buyer or its transferee for the purpose of perfecting such security interest under the Relevant UCC and other applicable Laws. The sale and conveyance hereunder of the Purchased Assets does not constitute an assumption by the Buyer or its successors and assigns of any obligations of the Seller to any Person in connection with Receivables or under any Servicing Contract or any other agreement or instrument relating to the Receivables.

                (b) In connection with the Purchase, the Seller agrees to record and file on or prior to the Closing Date, at its own expense, financing statements with respect to the Purchased Assets, suitable to reflect the transfer of accounts and general intangibles (each as defined in Article 9 of the Relevant UCC) and meeting the requirements of applicable state Law in such manner and in such jurisdictions as are necessary to perfect the sale, transfer and assignment of the Purchased Assets from the Seller to the Buyer, and to deliver file-stamped copies of such financing statements or other evidence of such filing satisfactory to the Buyer on the Closing Date or the day thereafter. In addition to, and without limiting the foregoing, the Seller shall, upon the request of the Buyer, in order to accurately reflect this transaction, execute and file such financing or continuation statements or amendments thereto or assignments thereof (as permitted pursuant to Section 8.9 hereof) as may be reasonably requested by the Buyer.

                (c) The Seller shall maintain its books and records, including but not limited to any computer files and master data processing records, so that such records that refer to Receivables sold hereunder shall indicate clearly that the Seller's right, title and interest in such Receivables has been sold to the Buyer and that a security interest in such Receivables has been granted by Fairbanks Funding to the Lender. Indication of the Buyer's interest in Receivables shall be deleted from or modified on the Seller's records when, and only when, the Receivables shall have been paid in full or the Buyer's interest in such Receivables shall have been repurchased or repaid by the Seller hereunder.

                SECTION 2.4 Protection of Ownership of the Buyer.

                (a) The Seller agrees that from time to time, at its expense, it shall promptly execute and deliver all additional instruments and documents and take all additional action that the Buyer may reasonably request in order to perfect the interests of the Buyer in, to and under, or to protect, the Purchased Assets or to enable the Buyer to exercise or enforce any of its rights or remedies hereunder. To the fullest extent permitted by applicable Law, the Buyer and its successor and assigns shall be permitted to sign and file continuation statements and amendments thereto and assignments thereof without the Seller's signature in such cases where the Seller is obligated hereunder or under the Relevant UCC to sign such statements, amendments or assignments if, after written notice to the Seller, the Seller shall have failed to sign such continuation statements, amendments or assignments within five (5) Business Days after receipt of such notice from the Buyer. The Seller hereby irrevocably constitutes and appoints the Buyer and any officer, agent, successor or assignee thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Seller and in the name of the Seller or in its own name, from time to time in the Buyer's discretion to sign such continuation statements, amendments or assignments. Carbon, photographic or other reproduction of this Agreement or any financing statement shall be sufficient as a financing statement.

                (b) At any reasonable time and from time to time at the Buyer's reasonable request and upon seven days' prior notice to the Seller, the Seller shall permit such Person as the Buyer may designate, which for so long as any amounts may be owing by Fairbanks Funding to Lender under the Lender Loan and Security Documents and shall include, without limitation, Lender or persons designated by Lender, at such Person's expense and together with the Buyer, to conduct audits or visit and inspect the principal place of business of the Seller to examine the Records, internal controls and procedures maintained by the Seller with respect to the Receivables and take copies and extracts therefrom, and to discuss the Seller's affairs with its officers, employees and, upon notice to the Seller, independent accountants. The Seller hereby authorizes such officers, employees and independent accountants to discuss with the Buyer or its designee the affairs of the Seller. Any audit provided for herein shall be conducted in accordance with Seller's rules respecting safety and security on its premises and without materially disrupting operations.

                (c) If the Seller shall receive any Collections with respect to Receivables which have been sold to the Buyer pursuant to this Agreement, the Seller shall hold such Collections in trust for the Buyer and shall pay such amounts to the Buyer as soon as practicable, but in no event more than two (2) Business Days after receipt thereof.

                (d) The Buyer shall have the right to do all such acts and things as it may deem reasonably necessary to protect its interests hereunder, including, without limitation, confirmation and verification of the existence, amount and status of the Receivables.

                SECTION 2.5 Mandatory Repurchase Under Certain Circumstances.
(a) The Seller shall promptly repurchase from the Buyer all of the Receivables for a repurchase price equal to the aggregate Outstanding Balance of all of the Receivables, if, at any time, the Buyer or Fairbanks Funding shall cease to have a perfected ownership interest in all of the Receivables purchased hereunder, free and clear of any Lien imposed by or in respect of Seller, or if any of the representations or warranties made by the Seller in this Agreement (other than the representations and warranties set forth in Section 3.2 of this Agreement, the breach of which shall constitute a Repurchase Event) prove to have been false or misleading in any material respect as of the date on which they were made.

                (b) If a Repurchase Event occurs with respect to any Receivable, the Seller shall promptly repurchase such Receivable from the Buyer for a purchase price equal to the then Outstanding Balance of such Receivable.

                (c) Each of the Seller and the Buyer shall promptly notify the other if it becomes aware of or receives notice of any fact or circumstance that could or would cause the Seller to be obligated to repurchase any Receivable pursuant to this Section 2.5 or any Receivable is not otherwise recoverable. The repurchase price of any Receivables purchased hereunder shall be deposited by Seller into an account designated by Buyer within two (2) Business Days of Buyer notifying Seller that a Repurchase Event has occurred, or of Seller becoming aware that such Repurchase Event has occurred.

                (d) Upon receipt by the Buyer of the Outstanding Balance of any Receivable required to be repurchased by the Seller pursuant to this Section
2.5 or withdrawal from the Escrow Account pursuant to Section 2.2(c) hereof, the Buyer shall automatically and without further action provided that Buyer is required to repurchase such Receivables from Fairbanks Funding pursuant to the Purchase and Contribution Agreement, be deemed to sell, transfer, assign, set-over and otherwise convey to the Seller, without recourse, representation or warranty, all the right, title and interest of the Buyer in and to such Receivable, all monies due or to become due with respect thereto, including the Related Security and all Collections related to such Receivable, and all proceeds thereof; and such repurchased Receivable shall be treated by the Buyer as collected in full as of the date on which it was transferred. The Buyer shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Seller to effect the conveyance of such Receivable, all monies due or to become due with respect thereto, including the Related Security and all Collections related to such Receivable, pursuant to this Section 2.5. Promptly following any such repurchase, the Seller shall update the Receivables Schedule to remove therefrom such repurchased Receivable, and deliver the same to the Buyer as so updated.

                SECTION 2.6 Transfers by Buyer. The Seller acknowledges and agrees that the Buyer will, pursuant to the Lender Loan and Security Documents and the Purchase and Contribution Agreement (copies of which have been reviewed by the Seller), sell to Fairbanks Funding the Receivables and the other related Purchased Assets, and the Seller hereby acknowledges and consents to such sale and the transactions contemplated by such agreement and documents.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                SECTION 3.1 Representations and Warranties of Seller. The Seller hereby represents and warrants to the Buyer on and as of the Closing Date that:

                (a) Organization and Qualification. The Seller is a corporation duly organized, validly existing and in good standing under the Laws of its jurisdiction of incorporation. The Seller is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which the ownership of its properties or the nature of its activities (including transactions giving rise to Receivables), or both, requires it to be so qualified or, if not so qualified, the failure to so qualify would not have a material adverse effect on its financial condition or results of operations.

                (b) Authority. The Seller has the corporate power and authority to execute and deliver this Agreement, to make the sales provided for herein and to perform its obligations under this Agreement.

                (c) Execution and Binding Effect. This Agreement has been duly executed and delivered by the Seller and, assuming the due and valid execution and delivery hereof by the Buyer, constitutes the legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or other similar Laws of general application relating to or affecting the enforcement of creditors' rights generally or by general principles of equity and will vest absolutely and unconditionally in the Buyer a valid undivided ownership interest in the Purchased Assets purported to be assigned hereby, subject to no Liens whatsoever. Upon the filing of the necessary financing statements under the UCC or under applicable Law as in effect in the jurisdiction whose Law governs the perfection of the Buyer's ownership interests in the Purchased Assets, the Buyer's ownership interests in the Purchased Assets will be perfected under Article Nine of such UCC or under applicable Law, prior to and enforceable against all creditors of and purchasers from the Seller and all other Persons whatsoever (other than the Buyer and its successors and assigns).

                (d) Authorizations and Filings. No authorization, consent, approval, license, exemption or other action by, and no registration, qualification, designation, declaration or filing with, any Official Body is or will be necessary or, in the opinion of the Seller, advisable in connection with the execution and delivery by the Seller of this Agreement, the consummation by the Seller of the transactions herein contemplated or the performance by the Seller of or the compliance by the Seller with the terms and conditions hereof, to ensure the legality, validity or enforceability hereof, or to ensure that the Buyer will have a valid undivided ownership interest in and to the Receivables and the other related Purchased Assets which is perfected and prior to all other Liens (including competing ownership interests), other than the filing of financing statements under the UCC in the jurisdiction of the Seller's Chief Executive Office.

                (e) Absence of Conflicts. Neither the execution and delivery by the Seller of this Agreement, nor the consummation by the Seller of the transactions herein contemplated, nor the performance by the Seller of or the compliance by the Seller with the terms and conditions hereof, will (i) violate any Law or (ii) conflict with or result in a breach of or a (with due notice or lapse of time or both) default under (A) the Certificate of Incorporation or By-laws of the Seller or (B) any agreement or instrument, including, without limitation, any and all indentures, debentures, loans, credit agreements or other agreements to which the Seller is a party or by which it or any of its properties (now owned or hereafter acquired) may be subject or bound (including, without limitation, the Servicing Contracts). The Seller has not entered into any agreement with any Person prohibiting, restricting or conditioning the assignment of any portion of the Receivables.

                (f) Location of Chief Executive Office, etc. As of the date hereof: (i) the Seller's Chief Executive Office is located at 350 South Grand Avenue, Los Angeles, California, 90071, (ii) the Seller has only the Subsidiaries and divisions listed on Exhibit C hereto; (iii) the offices where the Seller keeps all of its material Records are listed on Exhibit B hereto; and
(iv) the Seller has, within the last 5 years, operated only under the trade names identified in Exhibit C hereto, and, within the last 5 years, has not changed its name, merged or consolidated with any other corporation with assets over $1,000,000 or been the subject of any proceeding under Title 11, United States Code (Bankruptcy), except as disclosed in Exhibit C hereto.

                (g) Accurate and Complete Disclosure. No information furnished in writing by the Seller to the Buyer pursuant to or in connection with this Agreement or any transaction contemplated hereby is false or misleading in any material respect as of the date of which such information was furnished (including by omission of material information necessary to make such information not misleading).

                (h) No Proceedings. There are no proceedings or investigations pending, or to the knowledge of the Seller threatened, before any Official Body (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (C) seeking any determination or ruling that might materially and adversely affect (i) the performance by the Seller of its obligations under this Agreement or (ii) the validity or enforceability of this Agreement, the Servicing Contracts, or any of the Receivables.

                (i) Litigation. No injunction, decree or other decision has been issued or made by any Official Body that prevents, and to the knowledge of the Seller, no threat by any Person has been made to attempt to obtain any such decision that would have a material adverse impact on, the conduct by the Seller of a significant portion of the Seller's business operations or any portion of its business operations affecting the Receivables (including the performance of its obligations and the exercise of its rights under the Servicing Contracts), and no litigation, investigation or proceeding pending or threatened against the Seller which could have a material adverse effect on the financial condition or results of operations of the Seller, impair the ability of the Seller to perform its obligations under this Agreement, or materially adversely affect the collectibility of the Receivables as a whole exists, except as set forth on Exhibit A hereto.

                (j) Margin Regulations. The use of all funds acquired by the Seller under this Agreement will not conflict with or contravene any of Regulations T, U or X promulgated by the Board of Governors of the Federal Reserve System as the same may from time to time be amended, supplemented or otherwise modified.

                (k) Taxes. The Seller has timely filed all United States federal income tax returns and all other material tax returns or extensions which are required to be filed by it and has paid all taxes due pursuant to such returns and paid or contested any assessment received by the Seller related to such returns. No Lien has been filed against the Seller on all or any material portion of its property or assets in respect of any unpaid federal, state or local taxes.

                (l) Books and Records. The Seller has indicated on its books and records (including any computer files) that the Receivables and the other related Purchased Assets are the property of the Buyer. The Seller maintains at one or more of the offices listed on Exhibit B hereto the complete records for the Receivables and the other related Purchased Assets.

                (m) Creditor Approval. The Seller has obtained from its creditors and all other Persons that may have an interest in the Receivables (i) all approvals that are necessary to sell and assign the Receivables in the manner contemplated by this Agreement and (ii) releases of any security interests in the Receivables.

                (n) Investment Company. The Seller is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                (o) No Fraudulent Conveyance. The transactions contemplated by this Agreement are being consummated by the Seller in furtherance of the Seller's ordinary business, with no contemplation of insolvency and with no intent to hinder, delay or defraud any of its present or future creditors. By its receipt of the Purchase Price hereunder, the Seller shall have received reasonably equivalent value for the Purchased Assets sold or otherwise conveyed to the Buyer under this Agreement.

                (p) Solvency. The Seller is solvent and will not be rendered insolvent by the transactions contemplated herein.

                SECTION 3.2 Representations and Warranties of the Seller With Respect to the Sale of the Receivables. By selling Receivables to the Buyer on the Closing Date, the Seller represents and warrants to the Buyer as of the Closing Date (in addition to its other representations and warranties contained herein or made pursuant hereto) that:

                (a) Servicing Contracts. All of the Servicing Contracts are in full force and effect and the Seller has not been terminated. Other than Certificate Insurer's right to terminate the Servicing Contracts based on Seller's failure to achieve certain delinquency targets, no event has occurred that would give any party to any Servicing Contract the right (including with notice or lapse of time or both) to terminate the Seller for cause as the servicer or subservicer under any Servicing Contract, and the Seller does not have actual knowledge of any pending or threatened action to terminate the Seller as servicer or subservicer under any of the Servicing Contracts.

                (b) Assignment. This Agreement vests in the Buyer all the right, title and interest of the Seller in and to the Receivables and the other related Purchased Assets, and constitutes a valid sale of the Receivables and the other related Purchased Assets, enforceable against, and creating an interest prior in right to, all creditors of and purchasers from the Seller.

                (c) No Liens. Each Receivable is owned by the Seller free and clear of any Lien (except any Lien of the Trust under the relevant Servicing Agreement), except as provided herein, and is not subject to any dispute or other adverse claim, except as provided herein. When the Buyer purchases the Receivables, it shall acquire an ownership interest in the Receivables, the Related Security, and the Collections with respect thereto, free and clear of any Lien, except as provided herein. The Seller has not and will not prior to the time of the sale of any such interest to the Seller have sold, pledged, assigned, transferred or subjected and will not thereafter sell, pledge, assign, transfer or subject, to a Lien any of the Receivables, the Related Security or the Collections other than in accordance with the terms of this Agreement.

                (d) Filings. On or prior to the Closing Date, all financing statements and other documents required to be recorded or filed in order to perfect and protect the Receivables and the other related Purchased Assets against all creditors of, and purchasers from, the Seller and all other Persons whatsoever have been duly filed in each filing office necessary for such purpose and all filing fees and taxes, if any, payable in connection with such filings have been paid in full.

                (e) Collection Policy. The Seller has complied in all material respects with the Collection Policy in regard to each Receivable and related Servicing Contract. The Seller has not extended or modified the terms of any Receivable or the related Servicing Contract except in accordance with the Collection Policy.

                (f) Bona Fide Receivables. Each Receivable is an obligation arising out of the making of a Delinquency Advance by the Seller or a predecessor servicer, in its capacity as a servicer of a portfolio of mortgage loans, pursuant to a Servicing Contract. Each Receivable relates to a Delinquency Advance that has been made in accordance with the terms of the related Servicing Contract. The Seller has no knowledge of any fact that has led it to expect that such Receivable will not be fully recoverable when the related Mortgage Loan is brought current or is liquidated. As of the Cut-off Date, the Seller has not received any Collections or other payments in respect of the Receivables which have not been applied to the Receivables, and each Receivable is an Eligible Receivable.

                (g) Accuracy of Schedule. The information set forth in Schedules 1 and 2 hereto with respect to the Receivables and the Servicing Contracts is true and correct in all material respects as of the date hereof.

                (h) Servicer Advances Reimbursable. The terms of the Servicing Contracts provide that each Delinquency Advance is reimbursable to the Seller from collections on the related mortgage loan, collections on other mortgage loans serviced or subserviced by the Seller pursuant to the related Servicing Contract, or from the owner of the related mortgage loan.

                (i) Year 2000. The Seller has reviewed the areas within its business and operations which could be adversely affected by, and has developed or is developing a program to address on a timely basis, the risk that certain computer applications used by the Seller may be unable to recognize and perform properly date-sensitive functions involving dates prior to and after December 31, 1999 (the "Year 2000 Problem"). The Year 2000 Problem will not have a material adverse effect on the Seller's ability to comply with its Collection Policy at any time during the term of this Agreement.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

                SECTION 4.1 Conditions to Closing. On the Closing Date, as a condition precedent to the Buyer's obligations hereunder, all of the representations and warranties of the Seller made herein shall be true and correct, the Seller shall not be in breach of any of the agreements made herein, and the Seller shall deliver to the Buyer the following documents and instruments, all of which shall be in form and substance acceptable to the
Buyer:

                (a) A copy of the resolutions of the Board of Directors of the Seller, certified as of the date hereof by its secretary authorizing the execution, delivery and performance of this Agreement by the Seller and approving the transactions contemplated hereby;

                (b) The Certificate of Incorporation of the Seller, certified as of a date reasonably near the Closing Date by the Secretary of State or other similar official of the Seller's jurisdiction of incorporation;

                (c) A good standing certificate for the Seller issued by the Secretary of State or other similar official of the Seller's jurisdiction of incorporation, certificates of qualification as a foreign corporation issued by the Secretaries of State or other similar officials of each jurisdiction where such qualification is material to the transactions contemplated by this Agreement and certificates of the appropriate state official in each jurisdiction specified by the Buyer as to the absence of any tax Liens against the Seller under the Laws of such jurisdiction, each such certificate to be dated a date reasonably near the Closing Date;

                (d) A certificate of the secretary or an assistant secretary of the Seller dated as of the Closing Date, certifying (i) the names and signatures of the officers authorized on the Seller's behalf to execute, and the officers and other employees authorized to perform, this Agreement by the Seller and (ii) a copy of the Seller's By-laws;

                (e) Executed copies of proper financing statements (Form UCC-l) naming the Seller as seller/debtor in respect of the Receivables, the Related Security and Collections and the Buyer, as the purchaser/secured party, together with evidence of filing thereof in the appropriate jurisdictions; or other similar instruments or documents as may be necessary or, in the opinion of the Buyer, desirable under the UCC of all appropriate jurisdictions to evidence or perfect the Buyer's ownership interests in all of the Receivables, the Related Security and Collections;

                (f) Executed copies of proper financing statements (Form UCC-3), if any, necessary under the Laws of all appropriate jurisdictions to release all security interests and other Liens or rights of any person in Receivables and the other related Purchased Assets previously granted by the Seller;

                (g) Certified copies of requests for information or copies (Form UCC-11) (or a similar search report certified by parties acceptable to the Buyer) dated a date reasonably near the Closing Date listing all effective financing statements that name the Seller (under its present name and any previous name or any trade names or "d.b.a." name) as debtor and which are filed in jurisdictions in which the filings were made pursuant to paragraph (e) above, together with copies of such financing statements (none of which shall cover any of the Receivables, the Servicing Contracts or any related rights);

                (h) A favorable opinion or opinions of the Seller, dated the date hereof and addressed to the Buyer, and the Lender, relating to corporate matters, legality, validity and enforceability of this Agreement, and a favorable opinion or opinions of Andrews and Kurth, counsel to the Seller, dated the date hereof and addressed to Buyer relating to the characterization of the transfer of the Receivables in a bankruptcy case as an absolute transfer, and relating to the perfection of the Buyer's ownership interests in the Receivables and the other related Purchased Assets and such other matters as the Buyer may reasonably request;

                (i) An officer's certificate dated the date hereof in a form reasonably acceptable to the Buyer executed by a Responsible Officer of the Seller to the effect that (i) all representations and warranties are true and correct as of the Closing Date and (ii) all terms, covenants agreements and conditions required to be complied with or performed on or prior to the Closing Date have been complied with or performed on or prior to the Closing Date;

                (j) Executed copies of all of the Servicing Contracts, certified as true, complete and correct by an incumbent officer of the Seller, except as noted in a certificate of such officer;

                (k) A true, complete, and correct list (which shall be in paper form and may also be in the form of a computer file or tape) of the Receivables, each of which shall be identified by the related Servicing Contract, account number, account name, and Outstanding Balance. Such list shall be marked as the "Receivables Schedule" and shall constitute Schedule 1 to this Agreement.

                                    ARTICLE V

                                    COVENANTS

                SECTION 5.1 Covenants of the Seller. At all times during the term of this Agreement, unless the Buyer shall otherwise consent in writing:

                (a) Notice of Material Adverse Change. Promptly upon becoming aware thereof, the Seller shall give the Buyer notice of any material adverse change in the business, operations, or financial condition of the Seller which reasonably could affect adversely the collectibility of any of the Receivables or the Seller's ability to perform its obligations under the Servicing Contracts, including, without limitation, any defaults by the Seller under any material agreements to which the Seller is a party and any defaults by the Seller that would permit the acceleration of any indebtedness of the Seller.

                (b) Preservation of Corporate Existence. The Seller shall preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would materially adversely affect (i) the interests of the Buyer hereunder or (ii) the ability of the Seller to perform its obligations under this Agreement and the Servicing Contracts.

                (c) Compliance with Laws. The Seller shall comply in all material respects with all Laws applicable to the Seller, its business and properties, the Servicing Contracts, the Receivables, and the other Purchased Assets.

                (d) Enforceability of Obligations; Reimbursements. The Seller shall take such actions as are reasonable and within its power to ensure that, with respect to each Receivable, that Buyer will receive reimbursements with respect to each Delinquency Advance as promptly as practicable. The Seller shall enforce its right to receive reimbursement for each Delinquency Advance against any and all parties to a Servicing Contract, if its usual and customary procedures do not result in such reimbursement.

                (e) Books and Records. The Seller shall, to the extent practicable, maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain or obtain, as and when required, all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the daily identification of all Collections).

                (f) Fulfillment of Obligations. The Seller shall duly observe and perform, or cause to be observed or performed, all material obligations and undertakings on its part to be observed and performed under or in connection with this Agreement and the Servicing Contracts; shall do nothing to impair the rights, title and interest of the Buyer in and to the Purchased Assets or the right or ability of the Seller or the Buyer to realize on the Purchased Assets; and shall pay when due any taxes applicable to Seller and payable in connection with the Receivables and their creation and satisfaction or shall properly contest the payment of any such taxes in good faith and before a court or administrative body of appropriate jurisdiction.

                (g) Notice of Relocation. The Seller shall give the Buyer thirty (30) days' prior written notice of any relocation of its Chief Executive Office if, as a result of such relocation, the applicable provisions of the UCC of any applicable jurisdiction or other applicable Laws would require the filing of any amendment of any previously filed financing statement or continuation statement or of any new financing statement. The Seller will at all times maintain its Chief Executive Office within a jurisdiction in the United States in which Article Nine of the UCC (1972 or later revision) is in effect as of the date hereof or the date of any such relocation.

                (h) Further Information. The Seller shall furnish or cause to be furnished to the Buyer such other information as promptly as practicable, and in such form and detail, as the Buyer may reasonably request.

                (i) Treatment of Purchase. For accounting and tax purposes, the Seller shall treat the sale of the Receivables hereunder as a sale of Receivables. The Seller shall also maintain its records and books of account in a manner which clearly reflects such sale of the Receivables to the Buyer.

                (j) Fees, Taxes and Expenses. The Seller shall pay all filing fees, stamp taxes, other taxes and expenses that are incurred or assessed on account of or arise out of this Agreement and the documents and transactions entered into pursuant to this Agreement.

                (k) Compliance with Collection Policy. The Seller shall comply in all material respects with the Collection Policy with respect to each Receivable and the related Servicing Contract.

                (l) Litigation. As soon as possible, and in any event within ten Business Days of Seller's knowledge thereof, the Seller shall give the Buyer notice of (i) any litigation, investigation or proceeding against the Seller that may exist at any time that in Seller's reasonable judgement could have a material adverse effect on the financial condition or results of operations of the Seller, impair the ability of the Seller to perform its obligations under this Agreement, or materially adversely affect the collectibility of all or any portion of the Receivables, and (ii) any material adverse development in any such previously disclosed litigation.

                (m) Notification. Seller has advised the parties to the Servicing Contracts that the Receivables are being sold. All necessary consents required under the Servicing Contracts for the sale of the Receivables have been obtained. As soon as practible after the Closing Date, Seller shall notify the parties to the Servicing Contracts in writing that the Receivables have been sold.

                SECTION 5.2 Negative Covenants of the Seller. At all times during the term of this Agreement, unless the Buyer shall otherwise consent in writing:

                (a) No Rescissions or Modifications. For as long as any Receivable shall remain uncollected or not otherwise paid to the Buyer or repurchased by the Seller pursuant to Section 2.5, the Seller shall not take any action that would rescind or cancel all or any portion of such Receivable, or amend, modify, consent to the modification of or waive any terms or provisions thereof or of the related Servicing Contract or the Collection Policy except in accordance with the terms thereof, without the prior written consent of the Buyer.

                (b) No Liens. The Seller shall not cause any of the Receivables or related Servicing Contracts to be sold, pledged, assigned, or transferred or to be subject to a Lien, other than the sale and assignment of the Purchased Assets to the Buyer, the Liens created in connection with the transactions contemplated by this Agreement, and the Subservicing Contracts.

                (c) No Changes. The Seller shall not change its name, identity or corporate structure in any manner which would make any financing statement or continuation statement filed in connection with this Agreement or the transactions contemplated hereby misleading within the meaning of Section 9-402(7) of the UCC of any applicable jurisdiction or other applicable Laws unless it shall have given the Buyer at least thirty (30) days' prior written notice thereof and unless prior thereto it shall have caused such financing statement or continuation statement to be amended or a new financing statement to be filed such that such financing statement or continuation statement would not be misleading.

                (d) Modification, Termination or Resignation Under Servicing Contracts. Without the prior written consent of the Buyer, for as long as any Receivables arising under any Servicing Contract shall not have been paid in full, the Seller shall not (i) modify or terminate, or otherwise permit the modification or the termination of, such Servicing Contract or (ii) resign from, or assign, transfer, or otherwise delegate, any of its rights or obligations, as the servicer or subservicer under such Servicing Contract, unless the Seller is prohibited by law from continuing thereunder, as evidenced by an opinion of counsel in form and substance satisfactory to the Buyer or is removed by the Certificate Insurer or Trustee.

                (e) Consolidations Mergers and Sales of Assets. The Seller shall not (i) consolidate or merge with or into any other Person, or (ii) sell, lease or otherwise transfer all or substantially all of its assets to any other Person; provided that the Seller may merge or consolidate with another Person if the Seller is the corporation surviving such merger, or is if the survivor assumes the obligations of Seller and has net worth at least as high as Sellers.

                (f) Collection Policy. The Seller shall not make, allow or consent to any material change in its Collection Policy, or in its current payment terms with respect to Receivables, without prior written notification to and consent of the Buyer.

                                   ARTICLE VI

                                   TERMINATION

                SECTION 6.1 Term. This Agreement shall commence as of the date of execution and delivery hereof and shall continue in full force and effect until the payment in full of all of the Receivables purchased hereunder; provided, however, that the indemnification and payment provisions set forth in
Article VII hereof and the provisions and agreement set forth in Section 8.10 hereof shall be continuing and shall survive termination of this Agreement.

                                   ARTICLE VII

                                 INDEMNIFICATION

                SECTION 7.1 Indemnity.

                (a) The Seller agrees to indemnify, defend and save harmless the Buyer and any of its successors or permitted assignees (each, an "INDEMNIFIED PARTY" and collectively, the "INDEMNIFIED PARTIES"), other than for the Indemnified Party's own gross negligence or willful misconduct, forthwith on demand, from and against any and all losses, claims, damages, liabilities, costs and expenses (including, without limitation, all reasonable attorneys' fees and expenses, expenses incurred by an Indemnified Party (or any successors thereto) and expenses of settlement, litigation or preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party by any Person (whether on its own behalf or derivatively on behalf of the Seller) arising from or incurred in connection with (i) any breach of a representation, warranty or covenant by the Seller made or deemed made hereunder or in connection herewith or the transactions contemplated hereby or any statements made by any Responsible Officer of the Seller in connection herewith or the transactions contemplated hereby which shall have been incorrect in any material respect when made, (ii) any action taken or, if the Seller is otherwise obligated to take action, failed to be taken, by the Seller with respect to the Purchased Assets or any of its obligations hereunder including, without limitation, the Seller's failure to comply with an applicable Law or regulation,
(iii) any failure to vest and maintain vested in the Buyer the ownership of the Purchased Assets, free and clear of any Lien or other adverse claim, (iv) any failure to pay when due any taxes, including without limitation any sales tax, excise tax or other similar tax or charge payable in connection with the Receivables and their creation or satisfaction, or (v) any dispute, suit, action, claim, proceeding or governmental investigation, pending or threatened, whether based on statute, regulation or order, on tort, on contract or otherwise, before any Official Body (an "Action") which arises out of or relates to this Agreement, the Purchased Assets or the Receivables or the related Servicing Contracts, or the use of the proceeds of the sale of the Purchased Assets or the Receivables pursuant hereto other than any such Action arising from Buyer's servicing of the Receivables pursuant to the Sub-Servicing Contracts.

                (b) Promptly upon receipt by any Indemnified Party under this Section 7.1 of notice of the commencement of any suit, action, claim, proceeding or governmental investigation against such Indemnified Party, such Indemnified Party shall, if a claim in respect thereof is to be made against the Seller hereunder, notify the Seller in writing of the commencement thereof. The Seller may participate in and assume the defense and settlement of any such suit, action, claim, proceeding or investigation at its expense, and no settlement thereof shall be made without the approval of the Seller and the Indemnified Party. The approval of either party will not be unreasonably withheld or delayed. After notice from the Seller to the indemnified party of its intention to assume the defense thereof with counsel reasonably satisfactory to the Buyer and so long as the Seller so assumes the defense thereof in a manner reasonably satisfactory to the Buyer, the Seller shall not be liable for any legal expenses of counsel unless there shall be a conflict between the interests of the Seller and the Indemnified Party.

                (c) Each Indemnified Party shall use its good faith efforts to mitigate, reduce or eliminate any losses, expenses or claims for indemnification.

                                  ARTICLE VIII

                                  MISCELLANEOUS

                SECTION 8.1 Survival. The indemnification and payment provisions of Article VII shall be continuing and shall survive any termination of this Agreement, subject to applicable statutes of limitation; provided, however, that any such indemnification or payment claim must be presented to the Seller within thirty (30) Business Days after the Person making such claim receives notice or otherwise becomes aware of such claim, provided, further, however, that any failure to give such notice shall not prejudice the rights of any Indemnified Party except to the extent Seller is actually prejudiced by such failure to give notice.

                SECTION 8.2 Amendments. Any provision of this Agreement may be waived or amended in writing by the parties hereto.

                SECTION 8.3 Notices. Except as provided below, all communications and notices provided for hereunder shall be in writing (including bank wire, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other party at its address or telecopy number set forth hereunder or at such other address or telecopy number as such party may hereafter specify for the purposes of notice to such party. Each such notice or other communication shall be effective if given by facsimile, when such facsimile is transmitted to the facsimile number specified in this Section 8.3 and the appropriate written confirmation is received or, if given by any other means, when received at the address specified in this Section 8.3. Each party further agrees to deliver promptly to the other party a written confirmation of each telephonic notice signed by an authorized officer of the Seller. However, the absence of such confirmation shall not affect the validity of such notice.

                If to the Buyer:

                        Fairbanks Capital Corp.
                        3815 South West Temple
                        Salt Lake City, Utah 84115-4412
                        Attention:  Mark S. Finston
                        Telecopier: (801) 293-3986

                with a copy to:

                        Terrell W. Smith, General Counsel
                        Telecopier: (801) 293-2555; and

                with a copy to:

                        Wilmer, Cutler & Pickering
                        2445 M Street, NW
                        Washington, DC 20037
                        Attention:  Russell J. Bruemmer
                        Telecopier:  (202) 663-6363

                If to the Seller:

                        Aames Capital Corporation
                        350 South Grand Avenue
                        Los Angeles, CA  90071
                        Attention:  David Sklar, CFO
                        Telecopier: (323)-210-5551

                with a copy to:

                        Barbara S. Polsky, General Counsel
                        Telecopier: (323)-210-5026

                SECTION 8.4 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial; Process Agent. (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. The Seller and the Buyer hereby submit to the nonexclusive jurisdiction of courts of the State of New York located in the Borough of Manhattan and the United States District Court for the Southern District of New York for purposes of adjudicating any claim or controversy arising in connection with this Agreement or any of the transactions contemplated hereby. The Seller and the Buyer hereby irrevocably waive, to the fullest extent they may lawfully do so, any objection which they may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Nothing in this Section 8.4 shall affect the right of any Person to bring any action or proceeding against the Seller or the Buyer or their respective properties in the courts of other jurisdictions. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO ANY RELATIONSHIP ESTABLISHED IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTES RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

                (b) THE SELLER HEREBY IRREVOCABLY DESIGNATES CT CORPORATION AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, FOR AND ON BEHALF OF IT, SERVICE OF PROCESS IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT. THE SELLER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO CT CORPORATION, 1633 BROADWAY, NEW YORK, NEW YORK, OR TO ITS ADDRESS FOR NOTICES IN
SECTION 8.3, WHICH SERVICE SHALL BECOME EFFECTIVE THREE (3) BUSINESS DAYS AFTER DEPOSIT IN THE MAIL AND SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE BUYER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE SELLER IN ANY OTHER JURISDICTION.

                SECTION 8.5 Records. All amounts calculated or due hereunder shall be determined from the records of the Buyer, which determinations shall be prima facie conclusive.

                SECTION 8.6 No Implied Waiver; Cumulative Remedies. No course of dealing and no delay or failure of the Buyer in exercising any right, power or privilege under this Agreement shall affect any other or future exercise thereof or the exercise of any other right, power or privilege; nor shall any single or partial exercise of any such right, power or privilege or any abandonment or discontinuance of steps to enforce such a right, power or privilege preclude any further exercise thereof or of any other right, power or privilege. The rights and remedies of the Buyer under this Agreement are cumulative and not exclusive of any rights or remedies which the Buyer would otherwise have.

                SECTION 8.7 No Discharge. The obligations of the Seller under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by (a) any exercise or nonexercise of any right, remedy, power or privilege under or in respect of this Agreement or applicable Law, including, without limitation, any failure to set-off or release in whole or in part by the Buyer of any balance of any deposit account or credit on its books in favor of the Buyer or any waiver, consent, extension, indulgence or other action or inaction in respect of any thereof, or (b) any other act or thing or omission or delay to do any other act or thing which would operate as a discharge of the Buyer as a matter of law.

                SECTION 8.8 Prior Understandings. This Agreement and the Sub-servicing Contracts set forth the entire understanding of the parties relating to the subject matter hereof and thereof, and supersede all prior understandings and agreements, whether written or oral with respect to the subject matter hereof and thereof.

                SECTION 8.9 Successors and Assigns. (a) This Agreement shall be binding on the parties hereto and their respective successors and assigns; provided, however, that the Seller may not assign any of its rights or delegate any of its duties hereunder without the prior written consent of the Buyer. No provision of this Agreement shall in any manner restrict the ability of the Buyer to assign, participate, grant security interests in, or otherwise transfer any portion of the Purchased Assets owned by the Buyer. The Seller hereby agrees and consents to the sale by the Buyer of all the Receivables and the other related Purchased Assets to Fairbanks Funding pursuant to the Purchase and Contribution Agreement and the transactions contemplated by the Lender Loan and Security Documents. The Seller further agrees that notwithstanding any claim, counterclaim, right of setoff or defense which it may have against the Buyer due to a breach by the Buyer of this Agreement or for any other reason, and notwithstanding the bankruptcy of the Buyer or any other event whatsoever, the Seller's sole remedy shall be a claim against the Buyer for money damages and the Escrow Account, and in no event shall the Seller assert any claim on or any interest in the Receivables or any proceeds thereof or take any action which would reduce or delay receipt by Fairbanks Funding of collections with respect to the Receivables. Additionally, the Buyer directs and the Seller agrees for the benefit of Fairbanks Funding that any amounts payable by the Seller to the Buyer hereunder or otherwise in connection herewith which are to be paid by the Buyer to Fairbanks Funding shall be paid by the Seller, on behalf of the Buyer, directly to Fairbanks Funding, and, in connection with the foregoing, the Seller agrees (i) that all of the Seller's rights and remedies under this Agreement, and in and to the Purchased Assets, are hereby expressly made subject and subordinate in all respects to the rights of Fairbanks Funding under the Purchase and Contribution Agreement and (ii) for at least ninety (90) days after all of the obligations owing by the Buyer to Fairbanks Funding under the Purchase and Contribution Agreement have been paid in full, the Seller will not take any action to assert any claim against the Buyer.

                (b) The Seller agrees that the Buyer may at any time assign all of its assets to a newly-formed, special-purpose limited liability company into which the Buyer shall merge, and which limited liability company shall, inter alia, be assigned all of the Buyer's rights and shall assume all of the Buyer's obligations hereunder and under the Purchase and Contribution Agreement.

                SECTION 8.10 No Petition. The Seller agrees that, prior to the date which is one year and one day after the date upon which the last Receivable purchased hereunder has been paid in full, it will not institute against, or join any other Person in instituting against, the Buyer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other similar proceeding under the Laws of the United States or any state of the United States.

                SECTION 8.11 Severability; Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable any other provision in such jurisdiction or such provision in any other jurisdiction.

                SECTION 8.12 Expenses

                Seller shall pay Buyer's costs and expenses reasonably incurred in connection with Buyer's due diligence for this Agreement, including the fees and out-of-pocket expenses of Buyer's attorneys up to $200,000.



                            [Signature Page Follows]

                IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above set forth.


                                        AAMES CAPITAL CORPORATION,
                                          as Seller

                                        By: /s/ David A. Sklar
                                           -------------------------------------
                                           Name:
                                           Title:

                                        FAIRBANKS CAPITAL CORP.
                                        as Buyer

                                        By: /s/ Kim A. Stevenson
                                           -------------------------------------
                                           Name: Kim A. Stevenson
                                           Title: Executive Vice President





[Delinquency Advance Purchase Agreement]

                                                                       EXHIBIT A

                             SCHEDULE OF LITIGATION

                                      None

                                                                       EXHIBIT B

                         SCHEDULE OF LOCATION OF RECORDS

Seller: 350 South Grand Avenue
        Los Angeles, CA  90071

Buyer:  3815 South West Temple
        Salt Lake City, Utah 84115-4412

                                                                       EXHIBIT C

                          SCHEDULE OF CORPORATE NAMES,
                  TRADE NAMES OR ASSUMED NAMES AND SUBSIDIARIES

Corporate Name:        Aames Capital Corp.

Trade Names:           Aames Home Loan

Assumed Names:         None

Subsidiaries:          None

                                                                       EXHIBIT D

                      THE RECEIVABLES REIMBURSEMENT ACCOUNT

Bankers Trust Company, NY
ABA number 021-001-033
Account number 01419663
Account name: Nomura Asset Capital Corporation #27531
Attn:  Karen Carnemolla

                                                                       EXHIBIT E

                          LIST OF RESPONSIBLE OFFICERS

Responsible Officers of Seller:       Cary H. Thompson
                                      David K. Sklar
                                      Jon D. Van Deuren
                                      Steven Naberhaus
                                      Fred Mahintorabi
                                      Barbara Polsky

Responsible Officers of Buyer:        Thomas D. Basmajian
                                      Mark S. Finston
                                      Kim A. Stevenson
                                      Terrell W. Smith
                                      Richard A. Lee
                                      Lee Ervin
                                      Andrew de Jong
                                      David E. Smoot

                                                                      Schedule 1

                             SCHEDULE OF RECEIVABLES

                            (As of the Cut-off Date)

                                    [To come]




                                       1-1

                                                                      Schedule 2

                         SCHEDULE OF SERVICING CONTRACTS

1. Pooling and Servicing Agreement between Aames Capital Corporation and Bankers Trust Company of California, N.A dated as of December 1, 1996 with respect to Aames Mortgage Trust 1996-D.

2. Servicing Agreement between Aames Capital Corporation and Bankers Trust Company of California, N.A dated as of March 1, 1997 with respect to Aames Capital Owner Trust 1997-1.



                                       2-1